Back to Form 8-K
Exhibit 10.2
AMENDMENT ONE (#1)
BETWEEN
THE FLORIDA HEALTHY KIDS CORPORATION
AND
WELLCARE OF FLORIDA, INC.

THIS AMENDMENT ONE entered into by the Florida Healthy Kids Corporation ("FHKC") and WELLCARE OF FLORIDA, INC. ("Insurer"), collectively referred to as the "Parties," amends the Medical Services Contract with the Commencement Date of October 1, 2008 (the "Contract").

BACKGROUND

Section 4-1 of the Contract permits the Contract to be amended with the mutual written consent of the Parties.

Section 3-20 of the Contract provides a listing of all counties in which INSURER shall provide services pursuant to the Contract.

FHKC and INSURER have agreed to add one (1) county to the Contract, effective October 1, 2008.

THEREFORE, in consideration of the services to be performed and payments to be made, together with the mutual covenants and conditions hereinafter set forth, the Parties agree as follows:

1.                     Section 3-20-1, Premium Rate, is amended by the addition of Lee County at a premium rate of $106.06 per member per month and the table for Staywell will have an additional row added to reflect such:

As to Staywell:

COUNTY	PER MEMBER PER MONTH
Lee	$106.06

2.	The effective date of this Amendment is the date on which the last party has executed this Amendment One. All other provisions of Section 3-20-1 and the Contract in its entirety shall remain in full force and effect.

3.                     All provisions of the Contract and any attachments thereto in conflict with this Amendment One shall be and are hereby changed to conform to this Amendment One.  All provisions not in conflict with this Amendment One are still in effect and are to be performed as specified in the Contract. This Amendment One is incorporated and made a part of this Contract.

(SIGNATURES FOLLOW ON NEXT PAGE)

Amendment #1 - Lee County Addendum Page 1 of 3	/s/ HS INSURER /s/ RAR FHKC

                IN WITNESS WHEREOF, the Parties hereto have caused this three (3) page Amendment to be executed by their officials who are duly authorized.

FOR HEALTHEASE OF FLORIDA, INC.	FOR WELLCARE OF FLORIDA, INC.
NAME: Heath Schiesser	NAME: Heath Schiesser
TITLE: Chief Executive Officer	TITLE: Chief Executive Officer
DATE SIGNED: 10-13-08	DATE SIGNED: 10-13-08

The foregoing instrument was acknowledged before
me on this 13 day of October, 2008, by Heath Schiesser,
as Chief Executive Officer on behalf of HealthEase of
Florida, Inc.  He is personally known to me or has
produced_______as identification

The foregoing instrument was acknowledged before
me on this 13 day of October, 2008, by Heath Schiesser,
as Chief Executive Officer on behalf of HealthEase of
Florida, Inc.  He is personally known to me or has
produced_______as identification

/s/ Cathleen McGlynn Notary Public	/s/ Cathleen McGlynn Notary Public
February 14, 2010 My Commission Expires	February 14, 2010 My Commission Expires
/s/ Michael Haber WITNESS #1 SIGNATURE	/s/ Michael Haber WITNESS #1 SIGNATURE
Michael Haber WITNESS #1 PRINT NAME	Michael Haber WITNESS #1 PRINT NAME
/s/ Kerrian Thomas WITNESS #2 SIGNATURE	/s/ Kerrian Thomas WITNESS #2 SIGNATURE
Kerrian Thomas WITNESS #2 PRINT NAME	Kerrian Thomas WITNESS #2 PRINT NAME

Amendment #1 - Lee County Addendum Page 2 of 3	/s/ HS INSURER /s/ RAR FHKC

FOR
FLORIDA HEALTHY KIDS
CORPORATION:

NAME: Rich Robleto
TITLE: Executive Director
DATE SIGNED:

The foregoing instrument was acknowledged
before me on the 4th day of September, 2008,
by Rich Robleto, as Executive Director on
behalf of the Florida Healthy Kids Corporate.
He is personally known to me or has produced
________ as identification.

/s/ Amber N. Floyd Notary Public
November 14, 2009 My Commission Expires
/s/ Amber N. Floyd WITNESS #1 SIGNATURE
Amber N. Floyd WITNESS #1 PRINT NAME
/s/ Ashley Holton WITNESS #2 SIGNATURE
Ashley Holton WITNESS #2 PRINT NAME

Reviewed by:

/s/ Jennifer Lloyd Date: 8/27/08
Signature of: Jennifer K. Lloyd, Chief External Affairs Officer

/s/ Joan Anderson Date: 8/28/08
Signature of General Counsel Printed Name: Joan Anderson Florida Bar Number: 0294063

Amendment #1 - Lee County Addendum Page 3 of 3	/s/ HS INSURER /s/ RAR FHKC